Second Quarter 2023 Business Review August 2, 2023 Exhibit 99.2

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent our expectations as of August 1, 2023. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the fiscal year ended December 31, 2022 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; health epidemics and pandemics; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybertheft; implementation of our internal growth strategy; supply chain constraints, inflationary pressure, price increases and shortages in raw materials; competition; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; loss of key personnel and effective succession planning; protection of intellectual property; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. 2KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED.

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenue excluding the effect of acquisitions and foreign currency translation (organic revenue), adjusted EPS (earnings per share), adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, adjusted operating income, and free cash flow. All references to EPS are to our EPS as calculated on a diluted basis. Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown in the Appendix and in our second quarter 2023 earnings press release issued August 1, 2023, which is available in the Investors section of our website at investor.kadant.com under the heading News Releases. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. 3 KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED.

BUSINESS REVIEW Jeffrey L. Powell, President & CEO 4 KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED.

Operational Highlights • Excellent execution by our businesses led to strong financial performance in Q2 • Record revenue, adjusted EBITDA*, and adjusted EPS* • New order activity reflected macroeconomic headwinds in all regions globally • Well positioned to capitalize on new opportunities and capital projects as they develop KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. . 5

Q2 2023 Performance 6 ($ in millions, except per share amounts) Q2 23 Q2 22 Change Revenue $245.1 $221.6 +10.6% Net Income $29.7 $26.2 +13.6% Adjusted EBITDA* $51.6 $46.0 +12.2% Adjusted EBITDA Margin* 21.0% 20.7% +30 bps EPS $2.54 $2.24 +13.4% Adjusted EPS* $2.54 $2.24 +13.4% Operating Cash Flow $22.5 $18.8 +19.6% Bookings $215.2 $265.9 -19.1% HIGHLIGHTS • Record revenue driven by large capital shipments and aftermarket parts growth • Solid operating performance led to record adjusted EPS* and adjusted EBITDA* • Increasing macroeconomic headwinds; softening industrial demand tempering project activity KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED.

$97.3 $84.9 $78.8 $104.6 $88.3 2Q22 3Q22 4Q22 1Q23 2Q23 7 ($ in millions) Q2 23 Q2 22 Change Revenue $95.7 $85.2 +12.3% Bookings $88.3 $97.3 -9.3% Adjusted EBITDA* $28.1 $25.0 +12.2% Adjusted EBITDA Margin* 29.3% 29.3% 0 bps HIGHLIGHTS • Strong capital project activity and aftermarket demand drove record revenue • Excellent operating performance led to record adjusted EBITDA* • Strong bookings performance in the first half of 2023 provides momentum for the second half of the year ($ in millions) KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. BOOKINGS Flow Control

8 ($ in millions) Q2 23 Q2 22 Change Revenue $90.0 $84.4 +6.6% Bookings $79.3 $109.9 -27.8% Adjusted EBITDA* $20.0 $18.4 +8.9% Adjusted EBITDA Margin* 22.2% 21.8% +40 bps HIGHLIGHTS • Aftermarket parts business remained stable during Q2 • Demand for capital equipment declined in Q2 relative to the strong prior year period • Producers taking market-related downtime to balance supply, particularly in Europe and Asia KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. Industrial Processing $109.9 $77.9 $84.1 $96.3 $79.3 2Q22 3Q22 4Q22 1Q23 2Q23 BOOKINGS ($ in millions)

9 ($ in millions) Q2 23 Q2 22 Change Revenue $59.4 $52.0 +14.1% Bookings $47.6 $58.7 -18.8% Adjusted EBITDA* $13.6 $11.8 +15.4% Adjusted EBITDA Margin* 22.9% 22.6% +30 bps HIGHLIGHTS • Record revenue driven largely by bulk handling equipment and aftermarket parts demand in second quarter • Excellent execution led to record adjusted EBITDA* and record adjusted EBITDA margin* • Business activity and outlook for the aggregates market remains strong KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. Material Handling $58.7 $48.1 $52.5 $73.7 $47.6 2Q22 3Q22 4Q22 1Q23 2Q23 BOOKINGS ($ in millions)

Business Outlook • Project activity continues to be healthy • Industrial demand expected to continue at current levels • Strong backlog and solid execution positions us well for new opportunities and growth • Record financial performance expected in 2023 10KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED.

FINANCIAL REVIEW Michael J. McKenney, EVP & CFO KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 11

Q2 2023 Financial Performance ($ in millions, except per share amounts) Q2 23 Q2 22 Gross Margin 43.5% 43.3% SG&A % of Revenue 24.5% 25.0% Operating Income $43.1 $37.5 Net Income $29.7 $26.2 Adjusted EBITDA* $51.6 $46.0 EPS $2.54 $2.24 Adjusted EPS* $2.54 $2.24 HIGHLIGHTS • Adjusted EBITDA margin* of 21.0% • Operating cash flow of $22.5 million • Free cash flow* of $13.7 million • Net debt of $86.7 million; leverage ratio1 of 0.51 KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 12

Key Consolidated Financial Metrics KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 13 $18.8 $24.9 $35.2 $36.9 $22.5 $11.9 $18.5 $23.2 $23.2 $13.7 FREE CASH FLOW* OPERATING CASH FLOW 2Q22 3Q22 4Q22 1Q23 2Q23 CASH FLOW ($ in millions) $46.0 $47.8 $49.5 $48.6 $51.6 $26.2 $27.5 $26.1 $28.1 $29.7 20.7% 21.3% 21.3% 21.1% 21.0% NET INCOME ADJUSTED EBITDA* ADJ. EBITDA MARGIN* 2Q22 3Q22 4Q22 1Q23 2Q23 ($ in millions) 43.3% 42.5% 43.1% 44.4% 43.5% 2Q22 3Q22 4Q22 1Q23 2Q23 25.0% 23.7% 24.5% 25.5% 24.5% 2Q22 3Q22 4Q22 1Q23 2Q23 GROSS MARGIN SG&A ADJUSTED EBITDA* CASH FLOW ($ in millions) ($ in millions)

2Q21 ADJ EPS* 2Q22 ADJ EPS* KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 2Q22 to 2Q23 Adjusted EPS* 14 $2.24 $0.63 $0.02 $0.01 $(0.30) $(0.05) $(0.01) $2.54 2Q22 ADJ EPS* REVENUE GROSS MARGIN TAX PROVISION OPERATING EXPENSES INTEREST EXPENSE CHANGE IN SHARES 2Q23 ADJ EPS*

Key Liquidity Metrics KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 15 ($ in millions) Q2 23 Q1 23 Q2 22 Cash, cash equivalents, and restricted cash $70.2 $85.5 $78.0 Debt $155.1 $180.1 $223.8 Lease obligations $1.8 $1.8 $4.5 Net Debt $86.7 $96.4 $150.3 Leverage ratio1 0.51 0.64 1.05 Working capital % LTM revenue2 16.7% 15.6% 12.4% Cash conversion days3 138 136 123

Guidance KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 16 • FY 2023 revenue of $925 to $940 million, revised from $910 to $935 million • FY 2023 GAAP EPS of $9.11 to $9.31, revised from $8.82 to $9.07 • FY 2023 adjusted EPS* of $9.15 to $9.35, revised from $8.90 to $9.15 • Q3 2023 revenue of $229 to $236 million • Q3 2023 GAAP EPS of $2.15 to $2.25 • Q3 2023 adjusted EPS* of $2.19 to $2.29

Questions & Answers To participate in the live Q&A session, please go to investor.kadant.com and click on the Q&A session link to receive a dial-in number and unique PIN. Please mute the audio on your computer. KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 17

2023 Key Priorities 18 ENABLE SUSTAINABLE INDUSTRIAL PROCESSING DELIVER EXCEPTIONAL STAKEHOLDER VALUE PROVIDE STRONG CASH FLOW CAPITALIZE ON NEW OPPORTUNITIES KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED.

INVESTOR RELATIONS CONTACT Michael McKenney, 978-776-2000 IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz, 269-278-1715 media@kadant.com August 2, 2023

APPENDIX Second Quarter 2023 Business Review KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 20

Revenue by Customer Location ($ in thousands) Q2 23 Q2 22 Change Change Excluding FX* North America $135,385 $124,080 $11,305 $12,658 Europe 60,625 58,489 2,136 1,677 Asia 32,867 28,976 3,891 5,227 Rest of World 16,176 10,104 6,072 6,174 Total $245,053 $221,649 $23,404 $25,736 KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 21

Adjusted EPS Reconciliation Q2 23 Q2 22 EPS, as Reported $2.54 $2.24 Adjustment, Net of Tax Other Costs — — Adjusted EPS* $2.54 $2.24 Adjusted EPS (earnings per share) is a non-GAAP financial measure. KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 22 ($ in thousands) Q2 23 Q2 22 Operating Cash Flow $22,478 $18,797 Less Capital Expenditures (8,777) (6,947) Free Cash Flow* $13,701 $11,850 Free cash flow is a non-GAAP financial measure. Free Cash Flow Reconciliation

Adjusted EBITDA Reconciliation Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA in a given period by revenue in the same period. ($ in thousands) Q2 23 Q2 22 Net Income Attributable to Kadant $29,734 $26,170 Net Income Attributable to Noncontrolling Interest 212 239 Provision for Income Taxes 11,182 9,951 Interest Expense, Net 1,929 1,089 Other Expense, Net 21 19 Indemnification Asset Reversal 177 — Other Costs 74 — Depreciation and Amortization 8,237 8,486 Adjusted EBITDA* $51,566 $45,954 Adjusted EBITDA Margin* 21.0% 20.7% KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 23

Notes PRESENTATION NOTES • All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. • Percent change in slides 6-9 is calculated using actual numbers reported in our press release dated August 1, 2023. FOOTNOTES 1) Leverage ratio is calculated by dividing total debt by EBITDA. For purposes of this calculation, EBITDA is calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our amended and restated credit facility (“Credit Facility”). Our Credit Facility defines total debt as debt less worldwide cash of up to $50 million. 2) Working capital is defined as current assets less current liabilities, excluding cash and debt. LTM is defined as last 12 months. 3) Cash conversion days is based on days in receivables plus days in inventory less days in accounts payable. KAI 2Q23 BUSINESS REVIEW– AUGUST 2023 | © 2023 KADANT INC. ALL RIGHTS RESERVED. 24